UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      October 27, 2006
                                                       -------------------------


                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


         0-6966                                          13-2739290
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(Commission File Number)                       (IRS Employer Identification No.)


   817 Maxwell Avenue, Evansville, Indiana                  47711
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  (Address of Principal Executive Offices)                (Zip Code)


                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

On October 27, 2006, Escalade, Incorporated ("Escalade") issued the press release attached hereto as Exhibit 99.1 announcing financial information regarding Escalade's completed third quarter of fiscal 2006. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

         (c)      Exhibits

                  EXHIBIT
                  NUMBER         DESCRIPTION
                  ------         -----------
                   99.1          Press release dated October 27, 2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2006                ESCALADE, INCORPORATED


                                       By: /s/ TERRY D. FRANDSEN
                                           -------------------------------------
                                           Terry D. Frandsen, Vice President and
                                           Chief Financial Officer


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